Crow Point Defined Risk Global Equity Income Fund

Class A Shares (Symbol: CGHAX)

Class I Shares (Symbol: CGHIX)

Supplement dated April 8, 2016 (effective immediately)

to the Prospectus and Statement of Additional Information (“SAI”) dated October 1, 2015

A supplement to the Prospectus and SAI, dated March 23, 2016, informed shareholders of the Crow Point Defined Risk Global Equity Income Fund (the “Fund”), a separate series of Northern Lights Fund Trust II (the “Trust”), that the Fund had terminated the public offering of its shares and would discontinue its operations effective April 25, 2016 and that shares of the Fund are no longer available for purchase.

On April 7, 2016, the Board of Trustees of the Trust, based on information provided by the Fund’s investment adviser, Crow Point Partners, LLC (the “Adviser”) voted to abandon the plan of liquidation for the Fund and continue the Fund’s operations.

Accordingly, effective immediately, the Fund will no longer be liquidating and will continue to operate and continue its public offering of shares pursuant to the stated investment objective, investment strategies and polices in the Prospectus and SAI dated October 1, 2015.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-855-754-7940.

This Supplement and the existing Prospectus dated October 1, 2015 provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated October 1, 2015 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-855-754-7940.